UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 733-2323

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 par value	PFE	New York Stock Exchange
0.250% Notes due 2022	PFE22	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on July 29, 2019, Pfizer Inc., a Delaware corporation (“Pfizer”), Upjohn Inc., a Delaware corporation and wholly owned subsidiary of Pfizer (“Newco”), Mylan N.V., a public company with limited liability incorporated under the laws of the Netherlands (“Mylan”) and certain of their affiliates entered into a business combination agreement (the “Business Combination Agreement”), and Pfizer and Newco entered into a separation and distribution agreement, as amended as of February 18, 2020 (the “Separation and Distribution Agreement), which provide for the combination (the “Combination”) of Mylan and Pfizer’s global, primarily off-patent branded and generic established medicines business (the “Upjohn Business”).

On May 29, 2020, Mylan, Pfizer, Newco and certain of their affiliates entered into Amendment No. 1 to the Business Combination Agreement (the “BCA Amendment”), and Pfizer and Newco entered into Amendment No. 2 to the Separation and Distribution Agreement (the “SDA Amendment” and, together with the BCA Amendment, the “Amendments”). In light of the ongoing regulatory review process, including delays related to the COVID-19 pandemic, the Amendments provide, among other things, that the closing of the Combination shall not occur prior to October 1, 2020 (unless otherwise agreed to by Mylan and Pfizer) and that the Outside Date (as defined in the Business Combination Agreement) shall be December 31, 2020. As previously disclosed, Mylan’s extraordinary general meeting of shareholders to approve certain matters relating to the Combination is scheduled to be held on June 30, 2020. Mylan and Pfizer expect the closing of the Combination to occur in the fourth quarter of 2020.

The foregoing description of the Amendments does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the BCA Amendment and the SDA Amendment, respectively, which are attached as Exhibit 2.1 and Exhibit 2.2, respectively, hereto and incorporated herein by reference.

Forward-Looking Statements

This communication contains “forward-looking statements”. Such forward-looking statements may include, without limitation, statements about the proposed combination of Newco and Mylan, which will immediately follow the proposed separation of the Upjohn Business from Pfizer (the “proposed transaction”), the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction, future opportunities for the combined company and products and any other statements regarding Pfizer’s, Mylan’s, the Upjohn Business’s or the combined company’s future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. Forward-looking statements may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “pipeline”, “intend”, “continue”, “target”, “seek” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: ongoing challenges and uncertainties posed by the COVID-19 pandemic for businesses and governments around the world; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; changes in relevant tax and other laws; the parties’ ability to consummate the proposed transaction; the conditions to the completion of the proposed transaction, including receipt of approval of Mylan’s shareholders, not being satisfied or waived on the anticipated timeframe or at all; the regulatory approvals required for the proposed transaction not being obtained on the terms expected or on the anticipated schedule or at all; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with U.S. GAAP and related standards or on an adjusted basis; the integration of Mylan and Newco being more difficult, time consuming or costly than expected; Mylan’s, the Upjohn Business’s and the combined company’s failure to achieve expected or targeted future financial and operating performance and results; the possibility that the combined company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed transaction within the expected time frames or at all or to successfully integrate Mylan and Newco; customer loss and business disruption being greater than expected following the proposed transaction; the retention of key employees being more difficult following the proposed transaction; Mylan’s, the Upjohn Business’s or the combined company’s liquidity, capital resources and ability to obtain financing; any regulatory, legal or other impediments to Mylan’s, the Upjohn Business’s or the combined company’s ability to bring new products to market, including but not limited to where Mylan, the Upjohn Business or the combined company uses its business judgment and decides to manufacture, market and/or sell products, directly or through third parties, notwithstanding the fact that allegations of patent infringement(s) have not been finally resolved by the courts (i.e., an “at-risk launch”); success of clinical trials and Mylan’s, the Upjohn Business’s or the combined company’s ability to execute on new product opportunities; any changes in or difficulties with Mylan’s, the Upjohn Business’s or the combined company’s manufacturing facilities, including with respect to remediation and restructuring activities, supply chain or inventory or the ability to meet anticipated demand; the scope, timing and outcome of any ongoing legal proceedings, including government investigations, and the impact of any such proceedings on Mylan’s, the Upjohn Business’s or the combined company’s consolidated financial condition, results of operations and/or cash flows; Mylan’s, the Upjohn Business’s and the combined company’s ability to protect their respective intellectual property and preserve their respective intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; changes in third-party relationships; actions and decisions of healthcare and pharmaceutical regulators; the impacts of competition; changes in the economic and financial conditions of the Upjohn Business or the business of Mylan or the combined company; the impact of outbreaks, epidemics or pandemics, such as the COVID-19 pandemic; uncertainties regarding future demand, pricing and reimbursement for Mylan’s, the Upjohn Business’s or the combined company’s products; and uncertainties and matters beyond the control of management and other factors described under “Risk Factors” in each of Pfizer’s, Newco’s and Mylan’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). These risks, as well as other risks associated with Mylan, the Upjohn Business, the combined company and the proposed transaction are also more fully discussed in the Registration Statement on Form S-4, as amended, which includes a proxy statement/prospectus (as amended, the “Form S-4”), which was filed by Newco with the SEC on October 25, 2019 and declared effective by the SEC on February 13, 2020, the Registration Statement on Form 10, as amended, which includes an information statement (as amended, the “Form 10”), which has been filed by Newco with the SEC on January 21, 2020 and amended on February 6, 2020 and subsequently withdrawn on March 11, 2020, and is expected to be refiled prior to its effectiveness, a definitive proxy statement, which was filed by Mylan with the SEC on February 13, 2020 (the “Proxy Statement”), and the prospectus, which was filed by Newco with the SEC on February 13, 2020 (the “Prospectus”). You can access Pfizer’s, Mylan’s and Newco’s filings with the SEC through the SEC website at www.sec.gov or through Pfizer’s or Mylan’s website, as applicable, and Pfizer and Mylan strongly encourage you to do so. Except as required by applicable law, Pfizer, Mylan and Newco undertake no obligation to update any statements herein for revisions or changes after this communication is made.

Additional Information and Where to Find It

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, Newco and Mylan have filed certain materials with the SEC, including, among other materials, the Form S-4, Form 10 and Prospectus filed by Newco and the Proxy Statement filed by Mylan. The Form S-4 was declared effective on February 13, 2020 and the Proxy Statement and the Prospectus were first mailed to shareholders of Mylan on or about February 14, 2020 to seek approval of the proposed transaction. The Form 10 has not yet become effective. After the Form 10 is effective, a definitive information statement will be made available to the Pfizer stockholders relating to the proposed transaction. Newco and Mylan intend to file additional relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MYLAN, NEWCO AND THE PROPOSED TRANSACTION. The documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Mylan, upon written request to Mylan or by contacting Mylan at (724) 514-1813 or investor.relations@mylan.com or from Pfizer on Pfizer’s internet website at https://investors.Pfizer.com/financials/sec-filings/default.aspx or by contacting Pfizer’s Investor Relations Department at (212) 733-2323, as applicable.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Pfizer, Mylan, Newco and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Newco following the completion of the proposed transaction may be found in the Form S-4, the Proxy Statement and the Prospectus, and Pfizer’s Current Report on Form 8-K filed with the SEC on February 28, 2020. Information about the directors and executive officers of Pfizer may be found in its Annual Report on Form 10-K filed with the SEC on February 27, 2020 and its definitive proxy statement relating to its 2020 Annual Meeting filed with the SEC on March 13, 2020, as supplemented by its supplement to proxy statement filed with the SEC on April 7, 2020. Information about the directors and executive officers of Mylan may be found in its Annual Report on Form 10-K filed with the SEC on February 28, 2020, as amended on April 29, 2020, and its preliminary proxy statement relating to its 2020 Annual General Meeting filed with the SEC on May 28, 2020. Additional information regarding the interests of these participants can also be found in the Form S-4, the Proxy Statement and the Prospectus. These documents can be obtained free of charge from the sources indicated above

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1

Amendment No. 1, dated as of May 29, 2020, to the Business Combination Agreement, dated as of July 29, 2019, by and among Pfizer Inc., Upjohn Inc., Utah Acquisition Sub Inc., Mylan N.V., Mylan I B.V. and Mylan II B.V.*

2.2	Amendment No. 2, dated as of May 29, 2020, to the Separation and Distribution Agreement, dated as of July 29, 2019, by and between Pfizer Inc. and Upjohn Inc.*

104	Cover Page Interactive Data File—The cover page XBRL tags are embedded within the Inline XBRL Document

*	Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Pfizer agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary Chief Governance Counsel

Date: June 1, 2020